UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2012 (October 31, 2012)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On October 31, 2012, DSW Inc., an Ohio corporation (“DSW”), entered into an agreement of purchase and sale (the “Purchase Agreement”) with 4300 East Fifth Avenue LLC, an Ohio limited liability company, 4300 Venture 34910 LLC, a Delaware limited liability company, and 4300 Venture 6729 LLC, a Delaware limited liability company (each a “Seller” and collectively “Sellers”), pursuant to which DSW acquired on November 1, 2012 all of Sellers' ownership interest in 810 AC LLC, an Ohio limited liability company (the “Acquisition”). Prior to the closing of the Acquisition, Sellers transferred certain Properties (as defined in the Purchase Agreement) to 810 AC LLC, portions of which Properties were previously leased by DSW for its corporate office headquarters, its 700,000 square foot distribution center, and a trailer parking lot. DSW expects certain portions of the Properties to continue to be leased by third parties. As consideration for the Acquisition, DSW paid to Sellers an aggregate of $72 million, subject to credits and adjustments as provided in the Purchase Agreement.
The foregoing description of the Purchase Agreement is not a complete description of all of the parties' rights and obligations under the Purchase Agreement and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 and is incorporated by reference.
On November 1, 2012, in connection with the completion of the Acquisition, 4300 East Fifth Avenue LLC and DSW's wholly owned subsidiary, 810 AC LLC, entered into a cost sharing agreement (the “Cost Sharing Agreement”) pursuant to which 810 AC LLC will contribute $3 million to the cost of replacing the roof of a building on the Properties. Also on November 1, 2012, 810 AC LLC and Schottenstein Property Group, LLC, an Ohio limited liability company (“SPG”), entered into a management agreement (the “Management Agreement”) pursuant to which SPG will provide management, operation, repair, maintenance, replacement, and supervision services with respect to the properties that are the subject of the Management Agreement, collect rent from other tenants, and provide other landlord services with respect to such tenants. SPG has previously managed the Properties. As compensation DSW will pay SPG 4% of rents collected from lessees of certain portions of the Properties, plus reimbursement for certain costs pursuant to the Management Agreement.
The foregoing description of the Cost Sharing Agreement and the Management Agreement is not a complete description of all of the parties' rights and obligations under these agreements and is qualified in its entirety by reference to the Cost Sharing Agreement, which is filed as Exhibit 10.1 and is incorporated by reference, and the Management Agreement, which is filed as Exhibit 10.2 and is incorporated by reference.
Each of the Sellers and Schottenstein Property Group, LLC is an affiliate of Schottenstein Stores Corporation (“SSC”), which has numerous material relationships with DSW. Following the Acquisition, DSW continues to lease office space from entities affiliated with SSC, and continues to purchase services and products from such entities. SSC is controlled by Jay L. Schottenstein, the executive chairman of DSW's board of directors, and Mr. Schottenstein and members of his family own a majority of the combined voting power of DSW's outstanding common shares. The audit committee of DSW's board of directors has reviewed and approved the Purchase Agreement, the Acquisition, the Cost Sharing Agreement, and the Management Agreement, consistent with DSW's related party transaction policy.
Item 1.02    Termination of a Material Definitive Agreement.
The information in this Current Report set forth under Item 1.01 is incorporated by reference. On November 1, 2012, in connection with the Acquisition, DSW terminated the following three leases for the Properties acquired by DSW pursuant to the Purchase Agreement:

•
Agreement of Lease, dated November 30, 2006, as amended October 1, 2007, between DSW and 810 AC LLC as successor to 4300 Venture 34910 LLC for the premises that currently serves as DSW's home office (originally filed as Exhibit 10.3 to Form 10-Q (file no. 1-32545) filed December 6, 2006, and Exhibit 10.2 to Form 8-K (file no. 1-32545) filed March 6, 2008, respectively);

•
Lease, dated March 22, 2000, as amended November 30, 2006, and October 1, 2007, between DSW and 810 AC LLC as successor to 4300 Venture 6729 LLC, for the premises that currently serves as DSW's corporate headquarters and distribution center (originally filed as Exhibit 10.60 to Retail Ventures Inc.'s

Form 10-K (file no. 1-10767) filed April 28, 2000, Exhibit 10.5 to Form 10-Q (file no. 1-32545) filed December 6, 2006, and Exhibit 10.4 to Form 8-K (file no. 1-32545) filed March 6, 2008, respectively); and

•
Agreement of Lease, dated November 30, 2006, as amended October 1, 2007, between DSW and 810 AC LLC as successor to 4300 East Fifth Avenue LLC for the premises that currently serves as DSW's trailer parking lot (originally filed as Exhibit 10.4 to Form 10-Q (file no. 1-32545) filed December 6, 2006, and Exhibit 10.3 to Form 8-K (file no. 1-32545) filed March 6, 2008, respectively).

Item 8.01     Other Events.
    On November 1, 2012 DSW issued a press release announcing that DSW completed its acquisition of 810 AC LLC. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.                    Description

2.1*	Agreement of Purchase and Sale, dated October 31, 2012, among DSW Inc., 4300 East Fifth Avenue LLC, 4300 Venture 34910 LLC, and 4300 Venture 6729 LLC

10.1	Cost Sharing Agreement, dated November 1, 2012, between 4300 East Fifth Avenue LLC and 810 AC LLC, a wholly owned subsidiary of DSW

10.2	Management Agreement, dated November 1, 2012, between Schottenstein Property Group, LLC and 810 AC LLC, a wholly owned subsidiary of DSW

99.1	Press Release, dated November 1, 2012

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. DSW agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DSW Inc.
By: _/s/ Bill Jordan_________________________
Bill Jordan
Executive Vice President and General Counsel

Date: November 1, 2012

EXHIBIT INDEX

Exhibit No.                    Description

2.1*	Agreement of Purchase and Sale, dated October 31, 2012, among DSW Inc., 4300 East Fifth Avenue LLC, 4300 Venture 34910 LLC, and 4300 Venture 6729 LLC

10.1	Cost Sharing Agreement, dated November 1, 2012, between 4300 East Fifth Avenue LLC and 810 AC LLC, a wholly owned subsidiary of DSW

10.2	Management Agreement, dated November 1, 2012, between Schottenstein Property Group, LLC and 810 AC LLC, a wholly owned subsidiary of DSW

99.1	Press Release, dated November 1, 2012

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. DSW agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.